UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-3950
Van Kampen U.S. Government Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)     (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 6/30/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

June 30, 2009

MUTUAL FUNDS Van Kampen U.S. Mortgage Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen U.S. Mortgage Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of June 30, 2009.

This material must be preceded or accompanied by a Class A, B, C and I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 6/30/09

	A Shares		B Shares		C Shares		I Shares
	since 5/31/84		since 8/24/92		since 8/13/93		since 9/25/06
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	7.32%	7.11%	4.59%	4.59%	3.91%	3.91%	3.41%

10-year	4.54	4.03	3.88	3.88	3.73	3.73	—

5-year	3.30	2.30	2.51	2.26	2.51	2.51	—

1-year	4.24	–0.69	3.47	–0.52	3.48	2.48	5.07

6-month	3.34	–1.57	2.97	–1.03	2.98	1.98	3.54

30-Day SEC Yields	2.53%		1.93%		1.92%		2.90%

Gross Expense Ratio	0.94%		1.71%		1.71%		0.71%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees.

Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Merrill Lynch 1 to 10 Treasury Index is an unmanaged index of fixed rate, coupon bearing U.S. Treasury securities with a maturity range of one to ten years. The Lehman Brothers Mortgage Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital Mortgage Index as of November 3, 2008. The Barclays Capital Mortgage Index is an unmanaged, total return index made up of all fixed-rate securities backed by mortgage-backed securities. The Indices are unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended June 30, 2009

Market Conditions

Although economic conditions remained weak in the first six months of 2009, the contraction in growth slowed. The gross domestic product (GDP) annualized growth rate reported during the period showed a decline of 5.5 percent in the first quarter of the year versus a 6.3 percent decline in the fourth quarter of 2008. At the same time, it appeared that many of the programs the government had introduced in late 2008 to enhance market liquidity were beginning to have an impact. Credit concerns eased, consumer confidence began to improve and the market regained its footing as investors began to assume risk again.

These factors helped all sectors of the fixed income market rebound in 2009, with the exception of U.S. Treasury securities. After rallying strongly in 2008 amid the flight to quality, the Treasury sector turned in the worst performance of the fixed income market segments in the first half of 2009. Yields rose across the Treasury yield curve, with long maturities experiencing the greatest increases.

After suffering considerably in 2008, the mortgage sector posted healthy gains versus equal-duration Treasuries in recent months due in part to the Federal Reserve’s planned purchase of large quantities of agency mortgage-backed securities. Despite lower volatility in the sector, however, yield spreads remain relatively wide.

Performance Analysis

All share classes of Van Kampen U.S. Mortgage Fund outperformed the Merrill Lynch 1 to 10 Year Treasury Index (the “Index”) and the Barclays Capital Mortgage Index for the six months ended June 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended June 30, 2009

				Merrill Lynch
				1 to 10 Year	Barclays Capital
Class A	Class B	Class C	Class I	Treasury Index	Mortgage Index

3.34%	2.97%	2.98%	3.54%	–2.43%	2.91%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Performance relative to the Index during the reporting period was influenced primarily by three factors.

•	The Fund’s positioning within the mortgage sector was additive to returns during the six-month reporting period. As previously mentioned, the sector benefited from the Federal Reserve’s mortgage-backed securities buying program. This was particularly true in the lower-coupon (four to six percent) segment of the market. Over the course of the period, we shifted the portfolio’s mortgage position to focus on these lower-coupon issues and as a result, the portfolio benefited from their strong performance.

•	The Fund’s yield curve positioning aided performance. We employed tactical strategies involving interest rates swaps that were designed to take advantage of short-term rate movements across the yield curve. For example, as we entered the second quarter of 2009, the portfolio was positioned to benefit from a narrowing of the spread between yields on 10-year maturities and yields on long maturities. As this narrowing occurred, we unwound the position and at the end of May, initiated another position designed to benefit from a widening of the yield spread between these areas of the curve. Each of these trades was beneficial to performance.

•	We maintained the portfolio’s duration (a measure of interest-rate sensitivity) within a narrow band during the reporting period. However, our strategy of dynamic hedging became increasingly expensive as interest rates remained volatile, and the associated costs detracted from returns.

Market Outlook

As expected, the Federal Open Market Committee (FOMC) has left interest rates unchanged since their last reduction in the target federal funds rate in December 2008 and has maintained an accommodative position at each of its meetings this year. The official statement from their June 2009 meeting noted improved conditions in financial markets and some further signs of stabilization in household spending, but there was a note of caution as the Committee stated “economic activity is likely to remain weak for a time.”

Overall, we believe broad economic stimulus, lower inventories, and easy capital conditions in both the consumer and business segments point to the potential for an upturn in the economy in the second half of 2009. On balance, we believe the mortgage sector is now fairly valued and we continue to maintain a neutral sensitivity overall to mortgage spread changes.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Summary of Investments by Coupon Distribution as of 6/30/09 (Unaudited)

up to 4.9	13.9%
5.0-5.9	51.0
6.0-6.9	30.2
7.0-7.9	2.2
8.0-8.9	1.8
9.0-9.9	0.6
10 or more	0.3

Asset Allocation as of 6/30/09 (Unaudited)

FHMA	61.5%
FHLMC	28.0
GNMA	7.3
REMIC/CMO	2.3

Total Long-Term Investments	99.1
Purchased Options	0.0 *
Total Short-Term Investments	38.9

Total Investments	138.0
Liabilities in Excess of Other Assets	(38.0)
Written Options	(0.0)*

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above.

Summary of Investments by Coupon Distribution is as a percentage of long-term investments. Asset allocation is as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	1/1/09	6/30/09	1/1/09-6/30/09

Class A
Actual	$1,000.00	$1,033.44	$4.84
Hypothetical	1,000.00	1,020.03	4.81
(5% annual return before expenses)

Class B
Actual	1,000.00	1,029.72	8.71
Hypothetical	1,000.00	1,016.22	8.65
(5% annual return before expenses)

Class C
Actual	1,000.00	1,029.76	8.71
Hypothetical	1,000.00	1,016.22	8.65
(5% annual return before expenses)

Class I
Actual	1,000.00	1,035.40	3.63
Hypothetical	1,000.00	1,021.22	3.61
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96%, 1.73%, 1.73% and 0.72% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen U.S. Mortgage Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities 96.8%
$15,914	Federal Home Loan Mortgage Corp.	4.500%	05/01/38	$15,911,501
48,433	Federal Home Loan Mortgage Corp.	5.000	10/01/18 to 07/01/38	49,361,489
29,176	Federal Home Loan Mortgage Corp. (a)	5.000	01/01/37	29,795,251
33,208	Federal Home Loan Mortgage Corp.	5.500	01/01/36 to 11/01/37	34,363,570
7,941	Federal Home Loan Mortgage Corp.	6.000	03/01/29 to 09/01/38	8,298,288
2,742	Federal Home Loan Mortgage Corp.	6.500	07/01/14 to 08/01/33	2,933,595
2,821	Federal Home Loan Mortgage Corp.	7.500	01/01/20 to 07/01/33	3,057,751
2,069	Federal Home Loan Mortgage Corp.	8.000	12/01/19 to 05/01/32	2,289,421
2,151	Federal Home Loan Mortgage Corp.	8.500	01/01/17 to 06/01/31	2,355,226
395	Federal Home Loan Mortgage Corp.	10.000	11/01/09 to 08/01/21	439,272
1	Federal Home Loan Mortgage Corp. (FHA/VA)	10.000	09/01/10	562
447	Federal Home Loan Mortgage Corp.	11.000	11/01/09 to 01/01/21	504,394
15,975	Federal Home Loan Mortgage Corp., August (a)	6.500	TBA	16,911,023
31,510	Federal Home Loan Mortgage Corp., July (a)	5.500	TBA	32,529,159
16,075	Federal Home Loan Mortgage Corp., July (a)	6.000	TBA	16,775,774
28,624	Federal National Mortgage Association	4.500	05/01/19 to 10/01/19	29,661,176
30,767	Federal National Mortgage Association	5.000	03/01/22 to 03/01/39	31,429,022
122,786	Federal National Mortgage Association	5.500	12/01/32 to 08/01/38	127,217,637
33,793	Federal National Mortgage Association	6.000	07/01/12 to 10/01/38	35,403,053
9,688	Federal National Mortgage Association (a)	6.000	01/01/37	10,150,151
25,781	Federal National Mortgage Association	6.500	11/01/13 to 10/01/36	27,660,949
1,574	Federal National Mortgage Association	7.000	05/01/13 to 07/01/34	1,723,948
3,970	Federal National Mortgage Association	7.500	04/01/15 to 10/01/32	4,324,077
3,466	Federal National Mortgage Association	8.000	12/01/16 to 09/01/32	3,779,825
1,090	Federal National Mortgage Association	8.500	08/01/14 to 06/01/21	1,199,737
136	Federal National Mortgage Association	9.000	03/01/10 to 02/01/21	148,267
521	Federal National Mortgage Association	9.500	05/01/20 to 04/01/30	572,305
171	Federal National Mortgage Association	10.500	06/01/10 to 05/01/21	193,245

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities (Continued)
$32	Federal National Mortgage Association	11.000%	05/01/12 to 07/01/19	$36,501
22	Federal National Mortgage Association	11.500	01/01/13 to 07/01/15	23,301
115	Federal National Mortgage Association	13.000	06/01/15	136,839
33,425	Federal National Mortgage Association, August (a)	4.500	TBA	33,236,984
26,400	Federal National Mortgage Association, August (a)	5.000	TBA	26,775,382
29,350	Federal National Mortgage Association, July (a)	5.500	TBA	30,299,296
83,375	Federal National Mortgage Association, July (a)	6.000	TBA	87,139,881
20,000	Federal National Mortgage Association, July (a)	6.500	TBA	21,303,120
5,472	Government National Mortgage Association	5.500	05/15/33 to 10/15/34	5,684,007
2,012	Government National Mortgage Association	6.000	01/15/28 to 04/15/29	2,116,049
539	Government National Mortgage Association	6.500	04/15/26 to 12/15/28	582,583
1,085	Government National Mortgage Association	7.000	08/15/22 to 01/15/29	1,181,783
2,009	Government National Mortgage Association	7.500	01/15/17 to 01/15/30	2,196,892
1,332	Government National Mortgage Association	8.000	05/15/16 to 12/15/21	1,459,610
1,118	Government National Mortgage Association	8.500	09/15/16 to 06/15/23	1,213,538
2,219	Government National Mortgage Association	9.000	03/15/10 to 08/15/24	2,402,832
1,221	Government National Mortgage Association	9.500	10/15/09 to 09/15/22	1,340,498
391	Government National Mortgage Association	10.500	01/15/16 to 10/15/19	434,683
51	Government National Mortgage Association	11.000	03/15/10 to 12/15/18	56,658
103	Government National Mortgage Association	11.500	10/15/10 to 02/15/16	113,885
88	Government National Mortgage Association	12.000	11/15/12 to 07/15/15	98,441
25	Government National Mortgage Association	12.250	02/15/15 to 06/15/15	28,200
66	Government National Mortgage Association	12.500	07/15/10 to 08/15/15	74,847

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities (Continued)
$30	Government National Mortgage Association	13.000%	02/15/11 to 05/15/15	$34,061
18,775	Government National Mortgage Association, July (a)	4.500	TBA	18,745,673
17,000	Government National Mortgage Association, July (a)	5.000	TBA	17,332,027
802	Government National Mortgage Association II	6.000	04/20/29	838,685
5	Government National Mortgage Association II	8.500	02/20/17	5,779
158	Government National Mortgage Association II	10.500	02/20/16 to 05/20/19	175,178
88	Government National Mortgage Association II	11.000	09/20/13 to 08/20/19	97,612
53	Government National Mortgage Association II	11.500	04/20/14 to 07/20/19	59,517
50	Government National Mortgage Association II	12.000	12/20/13 to 12/20/15	55,147
20	Government National		10/20/13 to
	Mortgage Association II	12.500	03/20/15	22,572

	Total Mortgage Backed Securities 96.8%			744,291,729

	Collateralized Mortgage Obligations 2.3%
5,134	American Home Mortgage Investment Trust (c)	0.754	11/25/45	507,028
2,315	Citigroup Commercial Mortgage Trust (d)	5.917	03/15/49	1,959,504
2,764	Countrywide Home Loans (c)	0.584	04/25/35	1,218,366
10,194	Downey Savings & Loan Association Mortgage Loan Trust (c)	1.467	08/19/45	1,713,854
1,598	Federal Home Loan Mortgage Corp. (REMIC) (b) (c) (e)	7.781	06/15/31	134,886
3,958	Federal Home Loan Mortgage Corp. (STRIPS) (e)	8.000	06/01/31	670,798
1,033	Federal Home Loan Mortgage Corp. (REMIC) (b) (c) (e)	8.231	03/15/32	93,812
1,547	Federal National Mortgage Association (REMIC) (b) (e)	6.000	08/25/32	107,672
1,385	Federal National Mortgage Association (STRIPS) (e)	6.500	10/01/24	283,141
1,527	Federal National Mortgage Association (REMIC)	7.000	09/25/32	1,658,596
2,144	Federal National Mortgage Association (REMIC) (b) (e)	7.000	05/25/33	339,473
3,093	Federal National Mortgage Association (REMIC) (b) (c) (e)	7.231	02/17/31	240,334

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Collateralized Mortgage Obligations (Continued)
$1,060	Federal National Mortgage Association (d)	7.500%	01/19/39	$1,156,671
955	Federal National Mortgage Association (STRIPS) (b) (e)	7.500	01/01/32	123,461
2,034	Federal National Mortgage Association (REMIC) (b) (e)	8.000	09/18/27	303,051
2,412	Federal National Mortgage Association (STRIPS) (b) (e)	8.000	05/01/30	392,615
568	Federal National Mortgage Association (REMIC) (b) (c) (e)	8.286	10/25/29	17,203
3,494	Government National Mortgage Association (b) (c) (e)	7.632	12/16/25	363,720
1,842	Government National Mortgage Association (b) (c) (e)	7.682	05/16/32	167,052
2,375	Greenwich Capital Commercial Funding Corp.	5.444	03/10/39	1,899,391
128	Residential Accredit Loans, Inc. (c)	0.584	02/25/46	28,421
3,406	Structured Asset Mortgage Investments, Inc. (c)	0.544	05/25/45	1,533,458
60	Washington Mutual Mortgage Pass-Through Certificates (c)	0.374	07/25/46	55,674
35	Washington Mutual Mortgage Pass-Through Certificates (c)	0.574	10/25/45	32,589
1,880	Washington Mutual Mortgage Pass-Through Certificates (c)	0.584	04/25/45	587,586
2,502	Washington Mutual Mortgage Pass-Through Certificates (c)	0.664	12/25/45	693,972
6,825	Washington Mutual Mortgage Pass-Through Certificates (c)	0.664	06/25/46	528,938
5,180	Washington Mutual Mortgage Pass-Through Certificates (c)	0.674	07/25/45	1,381,047

	Total Collateralized Mortgage Obligations 2.3%			18,192,313

	Total Long-Term Investments 99.1% (Cost $755,910,049)			762,484,042

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

	Number of	Expiration	Exercise
Description	Contracts	Date	Price	Value

Purchased Options 0.0%
2-Year EuroDollar Midcurve Call, September, 2009 (Cost $1,081,613)	1,415	09/19/09	97.750	$141,500

Short-Term Investments 38.9% Repurchase Agreements 24.5%
Banc of America Securities ($10,524,526 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $10,524,543)				10,524,526
JPMorgan Chase & Co. ($177,763,099 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $177,763,346)				177,763,099
State Street Bank & Trust Co. ($1,375 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $1,375)				1,375

Total Repurchase Agreements 24.5%				188,289,000

United States Government Agency Obligations 14.4%
Federal Home Loan Bank ($109,900,000 par, yielding 0.010%, 07/01/09 maturity)				109,900,000
United States Treasury Bill ($735,000 par, yielding 0.273%, 11/12/09 maturity) (f)				734,266

Total United States Government Agency Obligations 14.4%				110,634,266

Total Short-Term Investments 38.9% (Cost $298,923,266)				298,923,266

Total Investments 138.0% (Cost $1,055,914,928)				1,061,548,808

Liabilities in Excess of Other Assets (38.0%)				(292,423,932)

Written Options 0.0%				(7,343)

Net Assets 100.0%				$769,117,533

Percentages are calculated as a percentage of net assets.

The obligations of certain United States Government sponsored entities are neither issued or guaranteed by the United States Treasury.

(a)	Security purchased on a when-issued, delayed delivery or forward commitment basis.

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

(b)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(c)	Floating Rate Coupon

(d)	Variable Rate Coupon

(e)	IO—Interest Only

(f)	All or a portion of this security has been physically segregated in connection with open futures contracts.

FHA/VA—Federal Housing Administration/Department of Veterans Affairs
REMIC—Real Estate Mortgage Investment Conduits
STRIPS—Separate Trading of Registered Interest and Principal of Securities
TBA—To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

Futures contracts outstanding as of June 30, 2009:

		Unrealized
	Number of	Appreciation/
Futures Contracts	Contracts	Depreciation

Long Contracts:
U.S. Treasury Notes 10-Year Futures, September 2009 (Current Notional Value of $116,266 per contract)	145	$6,471
U.S. Treasury Notes 2-Year Futures, September 2009 (Current Notional Value of $216,219 per contract)	40	(22,421)

Total Long Contracts	185	(15,950)

Short Contracts:
U.S. Treasury Notes 5-Year Futures, September 2009 (Current Notional Value of $114,719 per contract)	423	(228,387)

Total Futures Contracts	608	$(244,337)

Written options outstanding as of June 30, 2009:

	Exercise	Expiration	Number of
Name of Issuer	Price	Date	Contracts	Premium	Value

2-Year EuroDollar Midcurve Call, September 2009	$98.50	09/19/09	1,175	$(139,686)	$(7,343)

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Portfolio of Investments  ■  June 30, 2009 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Assets
Mortgaged Backed Securities	$—	$744,291,729	$—	$744,291,729
Collateralized Mortgage Obligations	—	15,909,034	2,283,279	18,192,313
Short-Term Investments	—	298,923,266	—	298,923,266
Purchased Options	141,500	—	—	141,500
Futures	6,471	—	—	6,471

Total Assets	147,971	1,059,124,029	2,283,279	1,061,555,279

Liabilities
Written Options	(7,343)	—	—	(7,343)
Futures	(250,808)	—	—	(250,808)

Total Liabilities	(258,151)	—	—	(258,151)

Total	$(110,180)	$1,059,124,029	$2,283,279	$1,061,297,128

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Collateralized Mortgage
Obligations

Balance as of 12/31/08	$4,066,535
Accrued discounts/premiums	—
Realized gain/loss	(2,132,211)
Change in unrealized appreciation/depreciation	3,468,723
Net purchases/sales	(373,952)
Net transfers in and/or out of Level 3	(2,745,816)

Balance as of 6/30/09	$2,283,279

Net change in unrealized appreciation/depreciation from investments still held as of 6/30/09	$120,522

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Total Investments, including repurchase agreements of $188,289,000 (Cost $1,055,914,928)	$1,061,548,808
Cash	599
Receivables:
Investments Sold	109,792,539
Interest	2,341,052
Fund Shares Sold	292,819
Variation Margin on Futures	37,656
Other	284,722

Total Assets	1,174,298,195

Liabilities:
Payables:
Investments Purchased	402,503,251
Fund Shares Repurchased	1,112,613
Income Distributions	395,502
Distributor and Affiliates	322,606
Investment Advisory Fee	297,277
Options Written, at value (premiums received of $139,686)	7,343
Trustees’ Deferred Compensation and Retirement Plans	267,740
Accrued Expenses	274,330

Total Liabilities	405,180,662

Net Assets	$769,117,533

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$909,739,115
Net Unrealized Appreciation	5,521,886
Accumulated Undistributed Net Investment Income	225,281
Accumulated Net Realized Loss	(146,368,749)

Net Assets	$769,117,533

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $711,858,051 and 57,128,978 shares of beneficial interest issued and outstanding)	$12.46
Maximum sales charge (4.75%* of offering price)	0.62

Maximum offering price to public	$13.08

Class B Shares:
Net asset value and offering price per share (Based on net assets of $27,549,401 and 2,223,714 shares of beneficial interest issued and outstanding)	$12.39

Class C Shares:
Net asset value and offering price per share (Based on net assets of $13,416,197 and 1,083,891 shares of beneficial interest issued and outstanding)	$12.38

Class I Shares:
Net asset value and offering price per share (Based on net assets of $16,293,884 and 1,302,941 shares of beneficial interest issued and outstanding)	$12.51

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Interest	$15,499,644

Expenses:
Investment Advisory Fee	1,829,750
Distribution (12b-1) and Service Fees
Class A	866,651
Class B	146,701
Class C	69,232
Transfer Agent Fees	466,370
Custody	159,153
Accounting and Administrative Expenses	120,938
Professional Fees	76,769
Reports to Shareholders	66,072
Trustees’ Fees and Related Expenses	17,732
Registration Fees	34,997
Other	44,744

Total Expenses	3,899,109
Less Credits Earned on Cash Balances	8,837

Net Expenses	3,890,272

Net Investment Income	$11,609,372

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$4,966,167
Swap Contracts	30,583,682
Written Options	(292,981)
Futures	(4,244,187)

Net Realized Gain	31,012,681

Unrealized Appreciation/Depreciation:
Beginning of the Period	22,298,545

End of the Period:
Investments	5,633,880
Written Options	132,343
Futures	(244,337)

5,521,886

Net Unrealized Depreciation During the Period	(16,776,659)

Net Realized and Unrealized Gain	$14,236,022

Net Increase in Net Assets From Operations	$25,845,394

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The Six	For The
	Months Ended	Year Ended
	June 30, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$11,609,372	$45,101,792
Net Realized Gain/Loss	31,012,681	(84,869,017)
Net Unrealized Appreciation/Depreciation During the Period	(16,776,659)	20,216,732

Change in Net Assets from Operations	25,845,394	(19,550,493)

Distributions from Net Investment Income:
Class A Shares	(9,796,710)	(47,391,341)
Class B Shares	(289,123)	(1,943,892)
Class C Shares	(136,125)	(634,970)
Class I Shares	(217,354)	(1,336,312)

	(10,439,312)	(51,306,515)

Return of Capital Distribution:
Class A Shares	-0-	(1,456,688)
Class B Shares	-0-	(59,750)
Class C Shares	-0-	(19,517)
Class I Shares	-0-	(41,075)

	-0-	(1,577,030)

Total Distributions	(10,439,312)	(52,883,545)

Net Change in Net Assets from Investment Activities	15,406,082	(72,434,038)

From Capital Transactions:
Proceeds from Shares Sold	28,340,615	68,188,334
Net Asset Value of Shares Issued Through Dividend Reinvestment	7,909,546	39,394,281
Cost of Shares Repurchased	(74,153,025)	(175,932,658)

Net Change in Net Assets from Capital Transactions	(37,902,864)	(68,350,043)

Total Decrease in Net Assets	(22,496,782)	(140,784,081)
Net Assets:
Beginning of the Period	791,614,315	932,398,396

End of the Period (Including accumulated undistributed net investment income of $225,281 and $(944,779), respectively)	$769,117,533	$791,614,315

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,	Year Ended December 31,
Class A Shares	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$12.22	$13.26	$13.34	$13.63	$13.94	$14.07

Net Investment Income (a)	0.19	0.67	0.72	0.71	0.54	0.43
Net Realized and Unrealized Gain/Loss	0.22	(0.93)	0.07	(0.21)	(0.21)	0.10

Total from Investment Operations	0.41	(0.26)	0.79	0.50	0.33	0.53

Less:
Distributions from Net Investment Income	0.17	0.75	0.87	0.79	0.64	0.66
Return of Capital Distributions	-0-	0.03	-0-	-0-	-0-	-0-

Total Distributions	0.17	0.78	0.87	0.79	0.64	0.66

Net Asset Value, End of the Period	$12.46	$12.22	$13.26	$13.34	$13.63	$13.94

Total Return (b)	3.34% *	–1.94%	6.11%	3.79%	2.40%	3.88%
Net Assets at End of the Period (In millions)	$711.9	$733.7	$860.8	$942.0	$1,082.1	$1,229.1
Ratio of Expenses to Average Net Assets	0.96%	0.94%	0.94%	0.93%	0.90%	0.94%
Ratio of Net Investment Income to Average Net Assets	3.02%	5.29%	5.44%	5.29%	3.93%	3.05%
Portfolio Turnover	391% *	821%	438%	503%	430%	542%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,	Year Ended December 31,
Class B Shares	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$12.15	$13.19	$13.28	$13.58	$13.89	$14.02

Net Investment Income (a)	0.14	0.58	0.62	0.60	0.43	0.32
Net Realized and Unrealized Gain/Loss	0.22	(0.94)	0.06	(0.21)	(0.21)	0.10

Total from Investment Operations	0.36	(0.36)	0.68	0.39	0.22	0.42

Less:
Distributions from Net Investment Income	0.12	0.66	0.77	0.69	0.53	0.55
Return of Capital Distributions	-0-	0.02	-0-	-0-	-0-	-0-

Total Distributions	0.12	0.68	0.77	0.69	0.53	0.55

Net Asset Value, End of the Period	$12.39	$12.15	$13.19	$13.28	$13.58	$13.89

Total Return (b)	2.97% *	–2.70%	5.33%	2.94%	1.61%	3.08%
Net Assets at End of the Period (In millions)	$27.5	$30.5	$44.0	$59.9	$83.7	$115.3
Ratio of Expenses to Average Net Assets	1.73%	1.71%	1.71%	1.70%	1.68%	1.72%
Ratio of Net Investment Income to Average Net Assets	2.25%	4.62%	4.68%	4.50%	3.15%	2.27%
Portfolio Turnover	391% *	821%	438%	503%	430%	542%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	June 30,	Year Ended December 31,
Class C Shares	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$12.14	$13.18	$13.26	$13.56	$13.87	$14.00

Net Investment Income (a)	0.14	0.55	0.62	0.60	0.43	0.32
Net Realized and Unrealized Gain/Loss	0.22	(0.91)	0.07	(0.21)	(0.21)	0.10

Total from Investment Operations	0.36	(0.36)	0.69	0.39	0.22	0.42

Less:
Distributions from Net Investment Income	0.12	0.66	0.77	0.69	0.53	0.55
Return of Capital Distributions	-0-	0.02	-0-	-0-	-0-	-0-

Total Distributions	0.12	0.68	0.77	0.69	0.53	0.55

Net Asset Value, End of the Period	$12.38	$12.14	$13.18	$13.26	$13.56	$13.87

Total Return (b)	2.98% *	–2.70%	5.34%	2.94%	1.61%	3.08%
Net Assets at End of the Period (In millions)	$13.4	$12.7	$12.2	$13.1	$16.4	$24.0
Ratio of Expenses to Average Net Assets	1.73%	1.71%	1.71%	1.70%	1.68%	1.73%
Ratio of Net Investment Income to Average Net Assets	2.26%	4.44%	4.68%	4.51%	3.15%	2.28%
Portfolio Turnover	391% *	821%	438%	503%	430%	542%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months			September 25, 2006
	Ended	Year Ended		(Commencement of
	June 30,	December 31,		Operations) to
Class I Shares	2009	2008	2007	December 31, 2006

Net Asset Value, Beginning of the Period	$12.26	$13.26	$13.34	$13.48

Net Investment Income (a)	0.20	0.74	0.75	0.17
Net Realized and Unrealized Gain/Loss	0.23	(0.93)	0.07	(0.03)

Total from Investment Operations	0.43	(0.19)	0.82	0.14

Less:
Distributions from Net Investment Income	0.18	0.78	0.90	0.28
Return of Capital Distributions	-0-	0.03	-0-	-0-

Total Distributions	0.18	0.81	0.90	0.28

Net Asset Value, End of the Period	$12.51	$12.26	$13.26	$13.34

Total Return (b)	3.54% *	–1.38%	6.37%	1.01% *
Net Assets at End of the Period (In millions)	$16.3	$14.7	$15.3	$1.8
Ratio of Expenses to Average Net Assets	0.72%	0.71%	0.70%	0.65%
Ratio of Net Investment Income to Average Net Assets	3.28%	5.93%	5.68%	4.73%
Portfolio Turnover	391% *	821%	438%	503% *

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen U.S. Mortgage Fund (the “Fund”) is organized as a series of the Van Kampen U.S. Government Trust, a Delaware statutory trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. If such valuations are not available, then estimates are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Options are valued at the last sale price. Interest rate swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Fair Value Measurements Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may purchase and sell securities on a “when-issued”, “delayed delivery” or “forward commitment” basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At June 30, 2009, the Fund had $402,503,251 of when-issued, delayed delivery or forward purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro-rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2008, the Fund had an accumulated capital loss carry forward for tax purposes of $182,263,848 which will expire according to the following schedule:

Amount	Expiration

$1,926,693	December 31, 2010
36,308,459	December 31, 2011
12,401,391	December 31, 2013
22,075,074	December 31, 2014
18,400,921	December 31, 2015
91,151,310	December 31, 2016

At June 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,055,995,752

Gross tax unrealized appreciation	$11,839,893
Gross tax unrealized depreciation	(6,286,837)

Net tax unrealized appreciation on investments	$5,553,056

F. Distribution of Income and Gains The Fund declares and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, including a portion of premiums received from written options, and a portion of futures gains, which are included as ordinary income for tax purposes.
The tax character of distributions paid during the year ended December 31, 2008 were as follows:

Distributions paid from:
Ordinary income	$52,004,095
Return of capital	1,577,030

$53,581,125

As of December 31, 2008, there were no components of distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes and the deferral of losses relating to wash sale transactions.

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

G. Credits Earned on Cash Balances During the six months ended June 30, 2009, the Fund’s custody fee was reduced by $8,837 as a result of credits earned on cash balances.

H. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	.470%
Next $500 million	.445%
Next $500 million	.420%
Next $500 million	.395%
Next $2.5 billion	.370%
Next $2.5 billion	.345%
Next $2.5 billion	.320%
Next $2.5 billion	.295%
Over $12.5 billion	.270%

For the six months ended June 30, 2009, the Fund recognized expenses of approximately $19,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended June 30, 2009, the Fund recognized expenses of approximately $55,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2009, the Fund recognized expenses of approximately $221,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $172,800 are included in “Other” assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended June 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $32,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $22,800. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the six months ended June 30, 2009 and year ended December 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	June 30, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	1,387,415	$17,184,900	2,943,572	$36,745,716
Class B	288,660	3,553,670	393,789	4,907,023
Class C	271,946	3,331,496	380,782	4,715,487
Class I	342,184	4,270,549	1,715,592	21,820,108

Total Sales	2,290,205	$28,340,615	5,433,735	$68,188,334

Dividend Reinvestment:
Class A	606,830	$7,529,126	2,955,384	$37,018,070
Class B	21,046	259,676	145,672	1,819,820
Class C	9,498	117,104	44,404	551,749
Class I	292	3,640	373	4,642

Total Dividend Reinvestment	637,666	$7,909,546	3,145,833	$39,394,281

Repurchases:
Class A	(4,905,771)	$(60,823,296)	(10,782,643)	$(134,792,892)
Class B	(596,347)	(7,359,598)	(1,365,770)	(17,056,938)
Class C	(244,797)	(3,018,427)	(307,154)	(3,815,429)
Class I	(238,008)	(2,951,704)	(1,673,575)	(20,267,399)

Total Repurchases	(5,984,923)	$(74,153,025)	(14,129,142)	$(175,932,658)

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $18,552,212 and $11,126,729, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities and excluding short-term investments, were $2,961,556,692 and $2,962,571,833, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts The Fund is subject to interest rate risk in the normal course of pursing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of interest rates. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Fund bears the risk of interest rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchanges clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the six months ended June 30, 2009 were as follows:

Contracts

Outstanding at December 31, 2008	1,267
Futures Opened	5,069
Futures Closed	(5,728)

Outstanding at June 30, 2009	608

B. Interest Rate Swap Contracts  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into swaps on a net basis, i.e., the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

C. Option Contracts The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use option contracts to gain exposure to, or hedge against charges in interest rates. An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.
The Fund may write covered call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying securities to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

Transactions in written call options were as follows:

	Number of	Premium
	Contracts	Received

Options outstanding at December 31, 2008	344	$171,089
Options written	2,160	395,688
Options bought back	(1,329)	(427,091)
Options terminated in closing purchase transactions	-0-	-0-
Options exercised	-0-	-0-
Options expired	-0-	-0-

Options outstanding at June 30, 2009	1,175	$139,686

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivatives Instruments and Hedging Activities (FAS 161), effective January 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2009:

	Asset Derivatives		Liability Derivatives
	Balance Sheet	Fair	Balance Sheet	Fair
Primary Risk Exposure	Location	Value	Location	Value

Interest Rate Contracts	Total Investments and Variation Margin on Futures	$147,971*	Options written, at value and Variation Margin on Futures	$(258,151)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported on the Portfolio of Investments and footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the period ended June 30, 2009.

Amount of Realized Gain/Loss on Derivative Contracts
Primary Risk Exposure	Futures	Swaps	Purchased Options	Written Options	Total

Interest Rate Contracts	$(4,244,187)	$30,583,682	$580,952	$(292,981)	$26,627,466

Change in Unrealized Appreciation/Depreciation on Derivative Contracts
Primary Risk Exposure	Futures	Swaps	Purchased Options	Written Options	Total

Interest Rate Contracts	$5,978,560	$(28,748,467)	$(1,429,401)	$457,904	$(23,741,404)

6. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

Van Kampen U.S. Mortgage Fund
Notes to Financial Statements  ■  June 30, 2009 (Unaudited)  continued

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $8,671,700 and $132,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen U.S. Mortgage Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Your Notes

Van Kampen U.S. Mortgage Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen U.S. Mortgage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen U.S. Mortgage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen U.S. Mortgage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen U.S. Mortgage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

40, 340, 540, 640
USGFSAN 08/09
IU09-03565P-Y06/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics – Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen U.S. Government Trust

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	August 20, 2009

By: Name:	/s/ Stuart N. Schuldt Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	August 20, 2009